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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 12, 1998

Structured Products Corp. on behalf of

TIERSsm Corporate Bond-Backed Certificates Trust IBM 1997-4
TIERSsm Corporate Bond-Backed Certificates Trust BLS 1997-6
TIERSsm Corporate Bond-Backed Certificates Trust APA 1997-8
TIERSsm Corporate Bond-Backed Certificates Trust JPM 1998-2
TIERSsm Corporate Bond-Backed Certificates Trust LTR 1998-4
TIERSsm Corporate Bond-Backed Certificates Trust MOT 1998-5
TIERSsm Corporate Bond-Backed Certificates Trust C 1998-6

 (Exact name of registrant as specified in its charter)

Delaware                             33-55860           13-3692801
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(State or other jurisdiction      (Commission           (IRS Employer
of incorporation or               File Number)          Identification
organization)                                           Number)


Room 33-130, 33rd Floor, Seven World Trade Center, New York, New York     10048
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number including area code (212) 783-6645.

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                                     N/A
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         (Former name or former address, if changed since last report)


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Item 1.           Changes in Control of Registrant.

                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets.

                  Not Applicable.

Item 3.           Bankruptcy or Receivership.

                  Not Applicable.

Item 4.           Changes in Registrant's Certifying Accountant.

                  Not Applicable.

Item 5.           Other Events.

         On June 12, 1998, Structured Products deposited an additional $14,616,000 of Motorola, Inc. 5.22% Debentures due October 1, 2097 in the TIERS(sm) Corporate Bond-Backed Certificates Trust MOT 1998-5 and the trust issued $14,616,000 additional principal amount of TIERS(sm) Corporate Bond-Backed Certificates, Series MOT 1998-5 ZTF Class and $8,472,000 additional principal amount of TIERS(sm) Corporate Bond-Backed Certificates , Series MOT 1998-5 Amortizing Class.

Item 6.  Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

                  (a)  Not Applicable.

                  (b)  Not Applicable.

                  (c)  Exhibits.

                  1. Trustee's Report to the Holders of TIERS Corporate Bond-Backed Certificates Trust BLS 1997-6 for June 15, 1998 Distribution Date

Item 8.  Change in Fiscal Year.

                  Not Applicable.

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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                STRUCTURED PRODUCTS CORP.

                                             By: /s/ Timothy P. Beaulac
                                                 ---------------------------
                                                 Name:   Timothy P. Beaulac
                                                 Title:  President

Dated:  June 12, 1998

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                                 EXHIBIT INDEX

Exhibit                                                                 Page
                                                                       ------

1. Trustee's Report to the Holders of TIERS(sm) Corporate Bond-Backed       5
Certificates Trust BLS 1997-6 for June 15, 1998 Distribution Date

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